LORD ABBETT                                                               [LOGO]





                                      2001
                                     ANNUAL
                                     REPORT
                                  LORD ABBETT
                               MID-CAP VALUE FUND












                      FOR THE YEAR ENDED DECEMBER 31, 2001

LORD ABBETT MID-CAP VALUE FUND ANNUAL REPORT
FOR THE YEAR ENDED DECEMBER 31, 2001

DEAR SHAREHOLDERS: We are pleased to provide you with this twelve-month overview of Lord Abbett Mid-Cap Value Fund's strategies and performance for the fiscal-year ended December 31, 2001. On this and the following pages, we discuss the factors that influenced performance. As you may notice, we have reformatted our Shareholder Reports. By producing these reports in a more efficient manner, we anticipate this will save money for our shareholders.

     Thank you for investing in Lord Abbett Mutual Funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

BEST REGARDS,

/s/ Robert S. Dow

ROBERT S. DOW
CHAIRMAN

Q: HOW DID THE FUND PERFORM OVER THE FISCAL-YEAR ENDED DECEMBER 31, 2001?

A: For the year ended December 31, 2001, Lord Abbett Mid-Cap Value Fund
(the "Fund") returned 8.00%(1), outperforming the S&P MidCap 400/Barra Value Index(2), which returned 7.14% over the same period. Please refer to page 4 for Standardized Returns.

Q: WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?

A: A combination of being underweight in the underperforming financial sector and strong stock selection enabled the Fund to gain significant relative performance during the year. The Fund does not own any bank stocks, and instead has concentrated its financial sector exposure in insurance stocks. The share prices of insurance stocks have surged since September 11 as investors have begun to anticipate higher pricing and improved profitability for the industry, subsequently benefiting the Fund's performance.

     Other positive factors influencing the Fund's performance were our strong stock selection and relative overweighting within the consumer discretionary sector. In addition, the Fund benefited from an overweight position in the healthcare industry, although we have begun to reduce our exposure to this sector as we believe many companies in this sector have become fully valued. Our lack of exposure in the telecomm services sector during the period also benefited the Fund's relative performance as stock prices in this sector plummeted.

     The Fund's relative performance was negatively impacted by investments in the utility sector. However, we view deregulation within the utility industry as a catalyst for positive value creation, but California's unsuccessful deregulatory effort combined with the collapse of Enron (which was not owned by the Fund) has caused some to question the further progress of deregulation and its probable benefits. We believe this downturn will be short-lived, and we have used the downturn from these events as an opportunity to add to our utility holdings.

Q: WHAT WERE THE OVERALL MARKET CONDITIONS OF THE REPORTING PERIOD?

A: The Fund's fiscal year began with a general decelerating of the economy; capital spending dropped and earnings suffered. In the beginning of the new year, the Federal Reserve Board (the "Fed") began implementing a monetary stimulus policy, which accelerated after September 11, reducing the federal funds rate another 125 basis points, to a 40-year low of 1.75% by year-end. Counter-cyclical fiscal policies were also put in place to help fuel the economy-specifically, a federal tax cut earlier this year coupled with an increase in general government spending, some of which is related to the events of September 11. This strategy is the first time monetary and fiscal policy have been used together since the 1970s in a classic counter-cyclical manner.

     As the year continued, the economy contracted with Gross Domestic Product turning negative, resulting in part from continued sluggish spending by consumers and corporations. However, the housing market, fueled by historically low interest rates and characterized by a rush of refinancing activity and stable new construction starts, continued to protect the economy from additional downside.

     The U.S. economy was already showing signs of a downward trend before the events of September 11. Manufacturing activity slowed and August labor data showed an unemployment rate of 4.9%, the highest level since September 1997. Eventually, most believed rising unemployment would hurt consumer confidence and ultimately consumer spending, which had been the backbone of the economy for much of the year. The events of September 11 accelerated the economic slowdown many believe was already in progress.

Q: WHAT IS THE GENERAL ECONOMIC OUTLOOK GOING FORWARD?

A: While the broader stock market has displayed exceptional volatility this past year-a tendency that we expect to continue into the foreseeable future-our investing style has delivered considerable calm in a surrounding storm. Going forward, we expect this trend to continue, as we remain focused on our investing objectives. While experts debate over the validity of a full economic recovery, our research team believes they can continue to find undervalued stocks in the mid-cap sector in any market environment.

Q: HOW IS THE FUND POSITIONED BASED ON THIS OUTLOOK?

A: Focusing on fundamental research and catalyst identification, we will continue to construct a portfolio for long-term investors, one that has the possibility to outperform consistently. We believe there are significant opportunities in the mid-cap sector, and by using our value-driven, research-intensive methodology, we will attempt to capture as many of them for our shareholders as possible.







(1) Reflects performance at net asset value of Class A shares, with all distributions reinvested, for the year ended December 31, 2001.

(2) The S&P MidCap 400/Barra Value Index is a market capitalization-weighted index of the stocks in the S&P MidCap 400 Index having the lowest price-to-book ratios. Indices are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

A NOTE ABOUT RISK: The Fund invests primarily in mid-cap company stocks, which tend to be more volatile and can be less liquid than large-cap company stocks. Mid-cap companies typically experience a higher risk of failure than large-cap companies.

IMPORTANT PERFORMANCE AND OTHER INFORMATION

PERFORMANCE: PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF ONGOING MARKET VOLATILITY, FUND PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATION. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Except where noted, comparative fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers additional classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Prospectus.

INVESTMENT COMPARISON

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell Midcap Index and S&P MidCap 400/Barra Value Index, assuming reinvestment of all dividends and distributions. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[CHART]

                       THE FUND (CLASS    THE FUND (CLASS A                       S&P MIDCAP
                         A SHARES) AT     SHARES) AT MAXIMUM   RUSSELL MIDCAP     400/BARRA
                       NET ASSET VALUE    OFFERING PRICE(1)    INDEX(2)         VALUE INDEX(2)
December 31, 91          $10,000              $9,425           $10,000            $10,000
             92          $11,346             $10,694           $11,634            $11,602
             93          $12,929             $12,185           $13,298            $13,160
             94          $12,506             $11,787           $13,020            $13,086
             95          $15,769             $14,862           $17,505            $17,540
             96          $19,117             $18,017           $20,831            $20,943
             97          $25,146             $23,700           $26,874            $28,130
             98          $25,033             $23,593           $29,586            $29,444
             99          $26,094             $24,594           $34,979            $30,129
             00          $40,002             $37,702           $37,865            $38,517
             01          $43,202             $40,718           $35,737            $41,267

                              FISCAL YEAR-END 12/31
                AVERAGE ANNUAL TOTAL RETURN AT MAXIMUM APPLICABLE
              SALES CHARGE FOR THE PERIOD ENDING DECEMBER 31, 2001

                   1 YEAR    5 YEARS    10 YEARS    LIFE OF FUND
CLASS A(3)          1.79%      16.33%      15.07%          --

CLASS B(4)          2.35%         --          --        17.40%

CLASS C(5)          6.39%         --          --        17.64%

CLASS P(6)          7.95%         --          --        14.12%

CLASS Y(7)          8.33%         --          --        21.72%

(1) Reflects the deduction of the maximum initial sales charge of 5.75%.

(2) Performance for each unmanaged index does not reflect any fees or expenses. The performance of the indices is not necessarily representative of the Fund's performance.

(3) The Class A shares were first offered on June 28, 1983. This shows total return which is the percent change in value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A Shares, with all dividends and distributions reinvested for the periods shown ending December 31, 2001, using the SEC-required uniform method to compute such return.

(4) The Class B shares were first offered on May 1, 1997. Performance reflects the deduction of a CDSC of 5% for 1 year and 2% for the life of the class.

(5) The Class C shares were first offered on May 1, 1997. Performance reflects the deduction of a CDSC of 1% for 1 year and 0% for life of class.

(6) The Class P shares were first offered on January 1, 1998. Performance is at net asset value.

(7) The Class Y shares were first offered May 3, 1999. Performance is at net asset value.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2001

                                                                          VALUE
INVESTMENTS                                            SHARES             (000)
--------------------------------------------------------------------------------
COMMON STOCKS 94.46%

AUTO COMPONENTS 0.69%
Dana Corp.                                              913,500        $  12,679
                                                                       ---------
CHEMICALS 10.71%
Crompton Corp.                                        3,901,500           35,114
Eastman Chemical Co.                                  1,046,500           40,834
IMC Global, Inc.                                      3,343,000           43,459
Potash Corp. of
Saskatchewan ADR                                        592,200           36,349
Solutia, Inc.                                         2,902,000           40,686
                                                                       ---------
TOTAL                                                                    196,442
                                                                       ---------
CONTAINERS & PACKAGING 4.64%
Ball Corp.                                              482,700           34,127
Pactiv Corp.*                                         2,869,500           50,934
                                                                       ---------
TOTAL                                                                     85,061
                                                                       ---------
ELECTRIC UTILITIES 8.70%
Ameren Corp.                                            854,200           36,133
CMS Energy Corp.                                      1,631,800           39,212
Niagara Mohawk
Holdings, Inc.*                                         656,900           11,647
Northeast Utilities                                   2,031,000           35,807
TECO Energy, Inc.                                     1,399,300           36,717
                                                                       ---------
TOTAL                                                                    159,516
                                                                       ---------
ELECTRICAL EQUIPMENT 2.00%
Hubbell, Inc.                                         1,248,100           36,669
                                                                       ---------
FOOD: DRUG & RETAILING 1.14%
Albertson's, Inc.                                       661,000           20,815
                                                                       ---------
FOOD: PRODUCTS 3.36%
Archer-Daniels-Midland
Co.                                                   2,799,075           40,167
Corn Products, Int'l., Inc.                             608,700           21,456
                                                                       ---------
TOTAL                                                                     61,623
                                                                       ---------

GAS UTILITIES 1.54%
Southwest Gas Corp.                                   1,264,000        $  28,250
                                                                       ---------
HEALTHCARE EQUIPMENT & SUPPLIES 5.51%
Becton Dickinson & Co.                                  803,700           26,643
Boston Scientific Corp.*                              2,323,300           56,038
St. Jude Medical, Inc.*                                 237,400           18,434
                                                                       ---------
TOTAL                                                                    101,115
                                                                       ---------
HEALTHCARE PROVIDERS & SERVICES 7.08%
Anthem, Inc.*                                           109,045            5,398
Caremark Rx, Inc.*                                    2,599,700           42,401
Health Net, Inc.*                                     2,088,400           45,485
Trigon Healthcare, Inc.*                                527,100           36,607
                                                                       ---------
TOTAL                                                                    129,891
                                                                       ---------
HOTELS, RESTAURANTS & LEISURE 3.29%
CBRL Group, Inc.                                      1,279,000           37,654
Harrah's
Entertainment, Inc.*                                    611,600           22,635
                                                                       ---------
TOTAL                                                                     60,289
                                                                       ---------
HOUSEHOLD DURABLES 6.12%
Leggett & Platt, Inc.                                 1,122,800           25,824
Newell Rubbermaid, Inc.                               1,314,100           36,230
Snap-on, Inc.                                         1,491,700           50,211
                                                                       ---------
TOTAL                                                                    112,265
                                                                       ---------

INSURANCE 10.05%
ACE Ltd.                                              1,138,300           45,702
Everest Re Group Ltd.                                   511,600           36,170
PartnerRe Ltd.                                          727,500           39,285
Transatlantic Holdings, Inc.                            200,800           18,273
XL Capital Ltd. Class A                                 491,700           44,922
                                                                       ---------
TOTAL                                                                    184,352
                                                                       ---------
MACHINERY 1.26%
The Timken Co.                                        1,426,300           23,078
                                                                       ---------

                        SEE NOTES TO FINANCIAL STATEMENTS                     5

DECEMBER 31, 2001

                                                                          VALUE
INVESTMENTS                                            SHARES             (000)
--------------------------------------------------------------------------------
MULTI-LINE RETAIL 5.66%
Big Lots, Inc.*                                          1,892,600     $  19,683
J.C. Penney Co., Inc.                                    1,408,900        37,899
Kmart Corp.*                                             5,119,100        27,951
The May Department
Stores Co.                                                 496,400        18,357
                                                                       ---------
TOTAL                                                                    103,890
                                                                       ---------
MULTI-UTILITIES 2.68%
Dynegy, Inc.                                             1,928,120        49,167
                                                                       ---------
OIL & GAS 4.00%
EOG Resources, Inc.                                      1,031,400        40,338
Kerr-McGee Corp.                                           600,700        32,918
                                                                       ---------
TOTAL                                                                     73,256
                                                                       ---------
PAPER & FOREST PRODUCTS 2.21%
Georgia-Pacific Group                                    1,469,900        40,584
                                                                       ---------
PHARMACEUTICALS 2.92%
Mylan Laboratories, Inc.                                 1,430,100        53,629
                                                                       ---------
REAL ESTATE INVESTMENT TRUSTS 2.07%
Healthcare Realty Trust,
Inc.                                                     1,356,706        37,988
                                                                       ---------
SOFTWARE 1.03%
Sybase, Inc.*                                            1,193,835        18,815
                                                                       ---------

SPECIALTY RETAIL 1.80%
Office Depot, Inc.*                                      1,778,200     $  32,968
                                                                       ---------
TEXTILE & APPAREL 2.47%
Tommy Hilfiger Corp.*                                    3,290,300        45,242
                                                                       ---------
TRADING COMPANIES & DISTRIBUTORS 3.53%
Genuine Parts Co.                                        1,203,200        44,157
W.W. Grainger, Inc.                                        428,400        20,563
                                                                       ---------
TOTAL                                                                     64,720
                                                                       ---------
TOTAL COMMON STOCKS
(Cost $1,475,750,127)                                                  1,732,304
                                                                       =========

                                                   PRINCIPAL
                                                      AMOUNT
                                                       (000)
                                                   ---------
SHORT-TERM INVESTMENT 6.97%

DISCOUNT NOTE 6.97%

Federal Home Loan
Mortgage Corp.
1.51% due 1/2/2002
(Cost $127,829,638)                                $  127,835            127,830
                                                                      ----------
TOTAL INVESTMENTS 101.43%
(Cost $1,603,579,765)                                                 $1,860,134
                                                                      ==========

*   Non-income producing security.
ADR American Depository Receipt.


6        SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001

ASSETS:
   Investments in securities, at value (cost $1,603,579,765)          $1,860,133,681
   Cash                                                                      526,561
   Receivables:
     Dividends                                                             1,859,682
     Capital shares sold                                                  21,412,177
     Prepaid expenses and other assets                                     1,259,151
                                                                      --------------
   TOTAL ASSETS                                                        1,885,191,252
                                                                      --------------
LIABILITIES:
   Payables:
     Investment securities purchased                                      46,742,331
     Capital shares reacquired                                             1,652,180
     Management fee                                                          845,674
     12b-1 distribution fees                                                 951,367
     Directors' fees                                                         359,623
   Accrued expenses                                                          708,372
                                                                      --------------
   TOTAL LIABILITIES                                                      51,259,547
                                                                      ==============
NET ASSETS                                                            $1,833,931,705
                                                                      ==============
COMPOSITION OF NET ASSETS:
Paid-in capital                                                        1,542,845,584
Undistributed net investment income                                        5,244,593
Accumulated net realized gain on investments                              29,287,612
Net unrealized appreciation on investments                               256,553,916
                                                                      --------------
NET ASSETS                                                            $1,833,931,705
                                                                      ==============
NET ASSETS BY CLASS:
Class A Shares                                                        $1,252,039,463
Class B Shares                                                        $  289,420,920
Class C Shares                                                        $  274,520,480
Class P Shares                                                        $   13,788,839
Class Y Shares                                                        $    4,162,003

OUTSTANDING SHARES BY CLASS:
Class A Shares                                                            71,899,037
Class B Shares                                                            17,032,427
Class C Shares                                                            16,178,025
Class P Shares                                                               802,651
Class Y Shares                                                               239,458

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
(NET ASSETS DIVIDED BY OUTSTANDING SHARES):

Class A Shares-Net asset value                                                $17.41
Class A Shares-Maximum offering price
   (Net asset value plus sales charge of 5.75%)                               $18.47
Class B Shares-Net asset value                                                $16.99
Class C Shares-Net asset value                                                $16.97
Class P Shares-Net asset value                                                $17.18
Class Y Shares-Net asset value                                                $17.38

                           SEE NOTES TO FINANCIAL STATEMENTS.                  7

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2001

INVESTMENT INCOME:
Dividends                                                               $ 18,786,624
Interest                                                                   3,558,540
Foreign withholding tax                                                      (54,491)
                                                                        ------------
TOTAL INVESTMENT INCOME                                                   22,290,673
                                                                        ------------
EXPENSES:
Management fee                                                             6,859,609
12b-1 distribution plan-Class A                                            3,314,824
12b-1 distribution plan-Class B                                            1,694,376
12b-1 distribution plan-Class C                                            1,415,490
12b-1 distribution plan-Class P                                               30,148
Shareholder servicing                                                      2,253,283
Registration                                                                 431,411
Reports to shareholders                                                      195,500
Professional                                                                  86,177
Directors' fees                                                               19,714
Custody                                                                       22,575
Other                                                                         34,910
                                                                        ------------
Gross expenses                                                            16,358,017
   Expense reductions                                                        (33,269)
                                                                        ------------
NET EXPENSES                                                              16,324,748
                                                                        ------------
NET INVESTMENT INCOME                                                      5,965,925
                                                                        ------------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain on investments                                          28,604,707
Net change in unrealized appreciation/depreciation on investments         81,745,443
                                                                        ============
NET REALIZED AND UNREALIZED GAIN                                         110,350,150
                                                                        ============
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                    $116,316,075
                                                                        ============


8         SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                        YEAR ENDED        YEAR ENDED
INCREASE IN NET ASSETS                                              DECEMBER 31, 2001  DECEMBER 31, 2000

OPERATIONS:
Net investment income                                               $     5,965,925    $     3,546,990
Net realized gain on investments                                         28,604,707         83,181,326
Net change in unrealized appreciation/depreciation on investments        81,745,443        130,204,722
                                                                    ---------------    ---------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                    116,316,075        216,933,038
                                                                    ===============    ===============
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
   Class A                                                               (1,120,017)        (2,651,955)
   Class B                                                                  (80,233)          (141,459)
   Class C                                                                  (65,854)          (119,746)
   Class P                                                                   (5,203)           (10,120)
   Class Y                                                                       (5)               (15)
Net realized gain
   Class A                                                              (29,312,329)       (70,383,022)
   Class B                                                               (4,333,376)        (8,177,726)
   Class C                                                               (2,741,885)        (4,324,772)
   Class P                                                                 (117,547)          (183,697)
   Class Y                                                                      (86)              (220)
                                                                    ---------------    ---------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                     (37,776,535)       (85,992,732)
                                                                    ===============    ===============
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares                                     1,222,948,767        204,626,668
Reinvestment of distributions                                            35,687,033         80,273,728
Cost of shares reacquired                                              (221,634,024)       (91,556,762)
                                                                    ---------------    ---------------
NET INCREASE IN NET ASSETS RESULTING
   FROM CAPITAL SHARE TRANSACTIONS                                    1,037,001,776        193,343,634
                                                                    ===============    ===============
NET INCREASE IN NET ASSETS                                            1,115,541,316        324,283,940
                                                                    ===============    ===============
NET ASSETS:
Beginning of year                                                       718,390,389        394,106,449
                                                                    ---------------    ---------------
END OF YEAR                                                         $ 1,833,931,705    $   718,390,389
                                                                    ===============    ===============
Undistributed net investment income                                 $     5,244,593    $     1,233,025
                                                                    ===============    ===============


                                 SEE NOTES TO FINANCIAL STATEMENTS.            9

FINANCIAL HIGHLIGHTS
                                                                   YEAR ENDED 12/31
                                            -------------------------------------------------------------
                                               2001        2000          1999         1998        1997

PER SHARE OPERATING PERFORMANCE (CLASS A SHARES)

NET ASSET VALUE, BEGINNING OF YEAR          $   17.03    $   13.24    $   13.31    $   13.37    $   13.29
                                            =========    =========    =========    =========    =========
Investment operations

  Net investment income                           .11(a)       .12(a)       .04(a)       .05(a)       .08

  Net realized and unrealized gain (loss)        1.14         6.20          .48         (.11)        3.61
                                            ---------    ---------    ---------    ---------    ---------
    Total from investment operations             1.25         6.32          .52         (.06)        3.69
                                            ---------    ---------    ---------    ---------    ---------

Distributions to shareholders from:

  Net investment income                          (.03)        (.09)        (.05)          --         (.23)

  Net realized gain                              (.84)       (2.44)        (.54)          --        (3.38)
                                            ---------    ---------    ---------    ---------    ---------

    Total distributions                          (.87)       (2.53)        (.59)          --        (3.61)
                                            ---------    ---------    ---------    ---------    ---------
NET ASSET VALUE, END OF YEAR                $   17.41    $   17.03    $   13.24    $   13.31    $   13.37
                                            =========    =========    =========    =========    =========

Total Return(b)                                  8.00%       53.30%        4.23%        (.45)%      31.53%

RATIOS TO AVERAGE NET ASSETS
  Expenses, including expense
  reductions                                     1.22%        1.35%        1.34%        1.16%        1.25%
  Expenses, excluding expense
  reductions                                     1.22%        1.35%        1.34%        1.16%        1.25%
  Net investment income                           .67%         .82%         .31%         .39%         .74%
                                                                YEAR ENDED 12/31
                                            --------------------------------------------------------------
 SUPPLEMENTAL DATA:                            2001         2000          1999         1998         1997
                                            --------------------------------------------------------------
   Net assets, end of year (000)            $1,252,040   $  589,882   $  347,306   $  367,837   $  334,399

   Portfolio turnover rate                       31.52%       77.53%       64.76%       46.58%       56.96%



10        SEE NOTES TO FINANCIAL STATEMENTS.


                                                                YEAR ENDED 12/31                5/1/1997(d)
                                               ------------------------------------------------     TO
                                                 2001        2000        1999        1998       12/31/1997

PER SHARE OPERATING PERFORMANCE (CLASS B SHARES)

NET ASSET VALUE, BEGINNING OF PERIOD          $  16.72    $  13.06    $  13.17    $   13.33     $   12.14
                                              ========    ========    ========    =========     =========

Investment operations

  Net investment income (loss)                     .01(a)      .04(a)     (.04)(a)     (.05)(a)         -(e)

  Net realized and unrealized gain (loss)         1.12        6.09         .47         (.11)         3.27
                                              --------    --------    --------    ---------     ---------
    Total from investment operations              1.13        6.13         .43         (.16)         3.27
                                              --------    --------    --------    ---------     ---------
Distributions to shareholders from:

  Net investment income                           (.02)       (.03)         --           --          (.05)

  Net realized gain                               (.84)      (2.44)       (.54)          --         (2.03)
                                              --------    --------    --------    ---------     ---------

    Total distributions                           (.86)      (2.47)       (.54)          --         (2.08)
                                              --------    --------    --------    ---------     ---------
NET ASSET VALUE, END OF PERIOD                $  16.99    $  16.72    $  13.06    $   13.17     $   13.33
                                              ========    ========    ========    =========     =========

Total Return(b)                                   7.35%      52.43%       3.54%       (1.20)%       27.51%(c)

RATIOS TO AVERAGE NET ASSETS
  Expenses, including expense
  reductions                                      1.84%       1.95%       2.02%        1.92%         1.29%(c)
  Expenses, excluding expense
  reductions                                      1.84%       1.95%       2.02%        1.92%         1.29%(c)
  Net investment income (loss)                     .05%        .27%       (.34)%       (.35)%        (.15)%(c)

                                                                YEAR ENDED 12/31                5/1/1997(d)
                                               ------------------------------------------------     TO
SUPPLEMENTAL DATA:                               2001        2000        1999        1998       12/31/1997
----------------------------------------------------------------------------------------------------------
  Net assets, end of period (000)             $289,421    $ 78,499    $ 32,906    $  27,319     $  5,418
  Portfolio turnover rate                        31.52%      77.53%      64.76%       46.58%       56.96%


                                      SEE NOTES TO FINANCIAL STATEMENTS       11


                                                                YEAR ENDED 12/31                     5/1/1997(d)
                                                   ------------------------------------------------      TO
                                                     2001         2000        1999          1998      12/31/1997

PER SHARE OPERATING PERFORMANCE (CLASS C SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD               $ 16.70    $    13.06  $   13.16      $   13.33     $   12.14
                                                   =======    ==========  =========      =========     =========
Investment operations

  Net investment income (loss)                         .01(a)        .04(a)    (.04)(a)       (.05)(a)         -(e)

  Net realized and unrealized gain (loss)             1.12          6.09        .48           (.12)         3.27
                                                   -------    ----------  ---------      ---------     ---------
    Total from investment operations                  1.13          6.13        .44           (.17)         3.27
                                                   -------    ----------  ---------      ---------     ---------
Distributions to shareholders from:

  Net investment income                               (.02)         (.05)        --             --          (.05)

  Net realized gain                                   (.84)        (2.44)      (.54)            --         (2.03)
                                                   -------    ----------  ---------      ---------     ---------
    Total distributions                               (.86)        (2.49)      (.54)            --         (2.08)
                                                   -------    ----------  ---------      ---------     ---------
NET ASSET VALUE, END OF PERIOD                     $ 16.97    $    16.70  $   13.06      $   13.16     $   13.33
                                                   =======    ==========  =========      =========     =========
Total Return(b)                                       7.39%        52.39%      3.62%         (1.28)%       27.51%(c)

RATIOS TO AVERAGE NET ASSETS
  Expenses, including expense
  reductions                                          1.82%         1.99%      2.02%          1.92%         1.28%(c)
  Expenses, excluding expense
  reductions                                          1.82%         1.99%      2.02%          1.92%         1.28%(c)
  Net investment income (loss)                         .06%          .27%      (.34)%         (.35)%        (.13)%(c)

                                                                YEAR ENDED 12/31                       5/1/1997(d)
                                                   ------------------------------------------------     TO
SUPPLEMENTAL DATA:                                 2001         2000        1999          1998       12/31/1997
----------------------------------------------------------------------------------------------------------------

  Net assets, end of period (000)                 $274,520    $   47,729  $  13,484      $  11,749     $   3,419

  Portfolio turnover rate                            31.52%        77.53%     64.76%         46.58%        56.96%





12         SEE NOTES TO FINANCIAL STATEMENTS.

                                                           YEAR ENDED 12/31              1/1/1998(d)
                                                   -------------------------------------     TO
                                                     2001         2000         1999      12/31/1998

PER SHARE OPERATING PERFORMANCE (CLASS P SHARES)

NET ASSET VALUE, BEGINNING OF PERIOD               $   16.83    $  13.12      $ 13.25    $   13.38
                                                   =========    ========      =======    =========
Investment operations

  Net investment income                                  .09(a)      .13(a)       .04(a)       .02

  Net realized and unrealized gain (loss)               1.14        6.11          .39         (.15)
                                                   ---------    --------      -------    ---------

    Total from investment operations                    1.23        6.24          .43         (.13)
                                                   ---------    --------      -------    ---------

Distributions to shareholders from:

  Net investment income                                 (.04)       (.09)        (.02)          --

  Net realized gain                                     (.84)      (2.44)        (.54)          --
                                                   ---------    --------      -------    ---------
    Total distributions                                 (.88)      (2.53)        (.56)          --
                                                   ---------    --------      -------    ---------
NET ASSET VALUE, END OF PERIOD                     $   17.18    $  16.83      $ 13.12    $   13.25
                                                   =========    ========      =======    =========

Total Return(b)                                         7.95%      53.31%        3.44%        (.97)%(c)

RATIOS TO AVERAGE NET ASSETS
  Expenses, including expense
  reductions                                            1.29%       1.40%        1.45%        1.37%(c)
  Expenses, excluding expense
  reductions                                            1.29%       1.40%        1.45%        1.37%(c)
  Net investment income                                  .58%        .84%         .31%         .20%(c)

                                                           YEAR ENDED 12/31              1/1/1998(d)
                                                   -------------------------------------     TO
SUPPLEMENTAL DATA:                                   2001         2000         1999      12/31/1998
--------------------------------------------------------------------------------------------------
  Net assets, end of period (000)                  $  13,789     $ 2,278       $   409     $      1

  Portfolio turnover rate                              31.52%      77.53%       64.76%       46.58%
--------------------------------------------------------------------------------------------------


13         SEE NOTES TO FINANCIAL STATEMENTS.

                                             YEAR ENDED 12/31         5/3/1999(d)
                                       ---------------------------       TO
                                            2001            2000      12/31/1999
PER SHARE OPERATING PERFORMANCE (CLASS Y SHARES)

NET ASSET VALUE, BEGINNING OF PERIOD   $   16.97      $   13.25    $   13.06
                                       =========      =========    =========
Investment operations

  Net investment income                      .16(a)         .18         .05(a)

  Net realized and unrealized gain          1.14           6.15         .14
                                       ---------      ---------    ---------

    Total from investment operations        1.30           6.33         .19
                                       ---------      ---------    ---------

Distributions to shareholders from:

  Net investment income                     (.05)          (.17)         --

  Net realized gain                         (.84)         (2.44)         --
                                       ---------      ---------    ---------

    Total distributions                     (.89)         (2.61)         --
                                       ---------      ---------    ---------
NET ASSET VALUE, END OF PERIOD         $   17.38      $   16.97    $  13.25
                                       =========      =========    =========

Total Return(b)                             8.33%         53.58%       1.45%(c)

RATIOS TO AVERAGE NET ASSETS
  Expenses, including expense
  reductions                                 .84%           .95%        .69%(c)
  Expenses, excluding expense
  reductions                                 .84%           .95%        .69%(c)
  Net investment income                      .97%          1.27%        .41%(c)

                                            YEAR ENDED 12/31          5/3/1999(d)
                                       ---------------------------       TO
SUPPLEMENTAL DATA:                          2001            2000      12/31/1999
--------------------------------------------------------------------------------
  Net assets, end of period (000)      $   4,162      $       2    $      1

  Portfolio turnover rate                  31.52%         77.53%      64.76%

(a)  Calculated using average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)  Not annualized.
(d)  Commencement of offering of class shares.
(e)  Amount less than $.01.


14        SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION

Lord Abbett Mid-Cap Value Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company, incorporated under Maryland law on March 14, 1983. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which permit management to make certain estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements. Actual results could differ from those estimates.

2.   SIGNIFICANT ACCOUNTING POLICIES

(a) INVESTMENT VALUATION--Securities traded on national or foreign securities exchanges are valued at the last quoted sales price, or if no sales price is available, at the mean between the latest bid and asked prices on such exchange. Securities admitted to trading on the NASDAQ National Market System are valued at the last sales price if it is determined that such price more accurately reflects the value of such securities. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b) SECURITY TRANSACTIONS--Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains or losses are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c) INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and discounts are accreted and premiums are amortized using the effective interest method. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d) FEDERAL TAXES--It is the policy of the Company to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable net investment income and capital gains to its shareholders. Therefore, no federal income tax provision is required.

(e) EXPENSES--Expenses, excluding class specific expenses are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, Class B, Class C and Class P shares bear all expenses and fees relating to their respective 12b-1 Distribution Plans.

3.   MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEE

The Company has a management agreement with Lord, Abbett & Co. ("Lord Abbett") pursuant to which Lord Abbett supplies the Company with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Company's investment portfolio.

The management fee is based on average daily net assets at the following annual rates:

First $200 million          .75%
Next $300 million           .65%
Over $500 million           .50%

12b-1 DISTRIBUTION PLANS

The Company has adopted a distribution plan (the "Plan") with respect to one or more classes of shares pursuant to Rule 12b-1 of the Act, which provides for the payment of ongoing account maintenance and distribution fees to Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon average daily net assets as follows:

FEE                           CLASS A          CLASS B     CLASS C       CLASS P
Service                        .25%(1)         .25%      up to .25%(4)    .20%
Distribution                   .10%(2)(3)      .75%      up to .75%(4)    .25%
Quarterly service fee            -               -       up to .25%(5)      -
Quarterly distribution fee       -               -       up to .75%(5)      -

(1) Annual service fee of shares sold prior to June 1, 1990 is 0.15% of the average daily net asset value.

(2) In addition, the Company pays a one-time distribution fee of up to 1% on certain qualifying purchases, which is generally amortized over a two-year period.

(3) In addition, the Company pays an incremental marketing expense of approximately .03% of average net assets of Class A.

(4) Paid at the time such shares are sold, and generally amortized over a one-year period.

(5) Paid at each quarter-end after the first anniversary of the sale of such shares.

Class Y does not have a distribution plan.

COMMISSIONS

Distributor received the following commissions on sales of Class A shares of the Company after concessions were paid to authorized dealers for the year ended December 31, 2001:

DISTRIBUTOR       DEALERS
COMMISSIONS       CONCESSIONS
$1,416,081        $8,253,177

Certain of the Company's officers and Directors have an interest in Lord Abbett.

4.   DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from securities transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in capital.

Permanent items identified during the year ended December 31, 2001, have been reclassified among the components of net assets based on their tax basis as follows:

                     ACCUMULATED
   UNDISTRIBUTED    NET REALIZED
  NET INVESTMENT            GAIN  PAID-IN CAPITAL
 INCOME DECREASE        INCREASE         INCREASE
       ($683,045)       $672,162          $10,883

Distributions declared on January 17, 2002 and paid on January 24, 2002 to shareholders of record as of January 23, 2002 are as follows:

DISTRIBUTION                   CLASS A     CLASS B     CLASS C     CLASS P     CLASS Y
Net investment income         $ 0.0654    $ 0.0101    $ 0.0232    $ 0.0698    $ 0.1039
Short-term capital gain         0.0256      0.0256      0.0256      0.0256      0.0256
Long-term capital gain          0.2512      0.2512      0.2512      0.2512      0.2512

The tax character of distributions paid during the fiscal years ended December 31, 2001 and December 31, 2000 is as follows:

                               DECEMBER 31, 2001          DECEMBER 31, 2000
Distributions paid from:
   Ordinary income               $ 9,044,412                 $29,478,924
   Net long-term capital gains    28,732,123                  56,513,808
                                 -----------                 -----------
   Total taxable distributions   $37,776,535                 $85,992,732
                                 -----------                 -----------

As of December 31, 2001, the components of accumulated earnings on a tax basis are as follows:

Undistributed ordinary income           $  8,477,258
Undistributed long-term capital gains     28,229,737
                                        ------------
Total undistributed earnings              36,706,995
Net unrealized gains*                    254,379,126
                                        ------------
Net accumulated earnings                $291,086,121
                                        ============

* The difference between book-basis and tax-basis unrealized gains is primarily attributable to the tax deferral of losses on wash sales.

5.   PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (other than short-term investments) for the year ended December 31, 2001 are as follows:

PURCHASES         SALES
--------------    ------------
$1,276,614,739    $340,742,512

As of December 31, 2001, the aggregate cost of investments, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation of investments based on cost for federal income tax purposes were as follows:

                              GROSS                  GROSS                  NET
                         UNREALIZED             UNREALIZED           UNREALIZED
    TAX COST           APPRECIATION           DEPRECIATION         APPRECIATION
$1,605,390,713         $281,510,373          ($26,767,405)          $254,742,968

6.   DIRECTORS' REMUNERATION

The Directors associated with Lord Abbett and all officers of the Company receive no compensation from the Company for acting as such. Outside Directors' fees are allocated among all funds in the Lord Abbett Family of Funds based on the net assets of each fund. The outside Directors may elect to defer receipt of such fees. The deferred fees earn a return based on the performance of the Company and other funds within the Lord Abbett Family of Funds. Such cost and earnings accrued thereon are included in Directors' fees on the Statement of Operations and are not deductible for federal income tax purposes until such amounts are paid. There is a Defined Contribution Plan available to all Directors. Refer to note 10 for basic information about Company Directors.

7.   EXPENSE REDUCTIONS

The Company has entered into arrangements with its transfer agent and custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Company's expenses.

8.   LINE OF CREDIT

The Company, along with certain other funds managed by Lord Abbett, has available a $145,000,000 unsecured revolving credit facility ("Facility"), from a consortium of banks, to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Any borrowings under this Facility will bear interest at current market rates as defined in the agreement. The fee for this Facility is an annual rate of 0.085%. At December 31, 2001, there were no loans outstanding pursuant to this Facility nor was the Facility utilized at any time during the year.

9.   SUMMARY OF CAPITAL TRANSACTIONS

The Company has authorized 500 million shares of $.001 par value capital stock designated as follows: 300 million Class A shares, 85 million Class B shares, 85 million Class C shares, 15 million Class P shares and 15 million Class Y shares.

                                                    YEAR ENDED                        YEAR ENDED
                                             DECEMBER 31, 2001                 DECEMBER 31, 2000
CLASS A SHARES                         SHARES           AMOUNT           SHARES           AMOUNT
Shares sold                        46,432,914    $ 761,435,169        9,123,568    $ 139,622,441
Reinvestment of distributions       1,843,861       28,581,106        4,864,694       67,973,259
Shares reacquired                 (11,016,656)    (178,923,321)      (5,574,102)     (76,952,544)
------------------------------------------------------------------------------------------------
Increase                           37,260,119    $ 611,092,954        8,414,160    $ 130,643,156
------------------------------------------------------------------------------------------------

CLASS B SHARES                         SHARES           AMOUNT           SHARES           AMOUNT

Shares sold                        13,229,688    $ 211,903,623        2,359,307    $  35,232,253
Reinvestment of distributions         276,080        4,199,181          562,256        7,894,267
Shares reacquired                  (1,168,987)     (18,342,536)        (744,701)     (10,027,546)
------------------------------------------------------------------------------------------------
Increase                           12,336,781    $ 197,760,268        2,176,862    $  33,098,974
------------------------------------------------------------------------------------------------

CLASS C SHARES                         SHARES           AMOUNT           SHARES           AMOUNT

Shares sold                        14,434,075    $ 231,050,964        1,861,063    $  28,210,134
Reinvestment of distributions         176,128        2,677,147          293,094        4,212,171
Shares reacquired                  (1,290,306)     (20,302,622)        (328,483)      (4,451,266)
------------------------------------------------------------------------------------------------
Increase                           13,319,897    $ 213,425,489        1,825,674    $  27,971,039
------------------------------------------------------------------------------------------------

CLASS P SHARES                         SHARES           AMOUNT           SHARES           AMOUNT

Shares sold                           903,241    $  14,601,553           99,929    $   1,561,840
Reinvestment of distributions          14,778          229,511           13,057          193,804
Shares reacquired                    (250,758)      (4,065,540)          (8,748)        (125,406)
------------------------------------------------------------------------------------------------
Increase                              667,261    $  10,765,524          104,238    $   1,630,238
------------------------------------------------------------------------------------------------

CLASS Y SHARES                         SHARES           AMOUNT           SHARES           AMOUNT

Shares sold                           239,350    $   3,957,458               --               --
Reinvestment of distributions               6               88           16.336    $         227
Shares reacquired                          --               (5)              --               --
------------------------------------------------------------------------------------------------
Increase                              239,356    $   3,957,541           16.336    $         227
------------------------------------------------------------------------------------------------

10.  BASIC INFORMATION ABOUT FUND DIRECTORS (UNAUDITED)

The Company's Board of Directors is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Company and who execute policies authorized by the Board. The Board also initially approves an investment adviser to the Company and continues to monitor the cost and quality of the services provided by the investment adviser.

The following Director is the Managing Partner of Lord Abbett and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of the fourteen Lord Abbett-sponsored funds, which consist of 43 portfolios or series.

NAME AND                    CURRENT POSITION            PRINCIPAL OCCUPATION          OTHER
DATE OF BIRTH               LENGTH OF SERVICE           DURING PAST FIVE YEARS        DIRECTORSHIPS
Robert S. Dow               Director since 1995;        Managing Partner and          N/A
90 Hudson Street            Chairman since 1996;        Chief Investment Officer
Jersey City, New Jersey     and President               of Lord Abbett since 1996.
Date of Birth: 3/8/1945     since 1995

The following outside Directors are also directors or trustees of the fourteen Lord Abbett-sponsored funds, which consist of 43 portfolios or series.

NAME, ADDRESS AND           CURRENT POSITION            PRINCIPAL OCCUPATION          OTHER
DATE OF BIRTH               LENGTH OF SERVICE           DURING PAST FIVE YEARS        DIRECTORSHIPS

E. Thayer Bigelow,          Director since 1994         Managing General Partner,     Currently serves as a
Bigelow Media, LLC                                      Bigelow Media, LLC            director of Crane Co.
717 Fifth Avenue,                                       (since 2000); Senior          and Huttig Building
26th Floor                                              Adviser, Time Warner          Products Inc.
New York, New York                                      Inc. (1998 - 2000);
Date of Birth: 10/22/1941                               Acting Chief Executive
                                                        Officer of Courtroom
                                                        Television Network
                                                        (1997 - 1998); President
                                                        and Chief Executive
                                                        Officer of Time Warner
                                                        Cable Programming, Inc.
                                                        (1991 - 1997).

William H.T. Bush           Director since 1998         Co-founder and Chairman       Currently serves as
Bush-O'Donnell &                                        of the Board of the financial director of
Co., Inc.                                               advisory firm of              Rightchoice
101 South Hanley Rd,                                    Bush-O'Donnell &              Managed Care, Inc.,
Suite 1025                                              Company (since 1986).         Mississippi Valley
St. Louis, Missouri                                                                   Bancorp, DT Industries
Date of Birth: 7/14/1938                                                              Inc., and Engineered
                                                                                      Support Systems, Inc.

Robert B. Calhoun, Jr.      Director since 1998         Managing Director of          Currently serves as
Monitor Clipper Partners                                Monitor Clipper Partners      director of Avondale,
Two Canal Park                                          (since 1997) and President    Inc., Avondale Mills,
Cambridge, Massachusetts                                of Clipper Asset              Inc., IGI/Earth Color,
Date of Birth: 10/25/1942                               Management Corp., both        Inc., Integrated
                                                        private equity investment     Graphics, Inc. and
                                                        funds (since 1990).           Interstate Bakeries
                                                                                      Corp.

NAME, ADDRESS AND           CURRENT POSITION            PRINCIPAL OCCUPATION          OTHER
DATE OF BIRTH               LENGTH OF SERVICE           DURING PAST FIVE YEARS        DIRECTORSHIPS
Stewart S. Dixon            Director since 1983         Partner in the law firm       N/A
Wildman, Harrold,                                       of Wildman, Harrold,
Allen & Dixon                                           Allen & Dixon
225 W. Wacker Drive,                                    (since 1967).
Suite 2800
Chicago, Illinois
Date of Birth: 11/5/1930

Franklin W. Hobbs           Director since 2001         Chief Executive Officer       Currently serves as
Houlihan Lokey                                          of Houlihan Lokey             director of Adolph
Howard & Zukin                                          Howard & Zukin, an            Coors Company.
685 Third Ave.                                          investment bank,
New York, New York                                      (January 2002 to present);
Date of Birth: 7/30/1947                                Chairman of Warburg Dillon
                                                        Read (1999 - 2000); Global
                                                        Head of Corporate Finance of
                                                        SBC Warburg Dillon Read
                                                        (1997 - 1999); Chief
                                                        Executive Officer of
                                                        Dillon, Read & Co.
                                                        (1994 - 1997).

C. Alan MacDonald           Director since 1988         Retired - Special Projects    Currently serves as
415 Round Hill Road                                     Consulting (since 1992).      director of
Greenwich, Connecticut                                                                Fountainhead Water
Date of Birth: 5/19/1933                                                              Company, Careside,
                                                                                      Inc., Lincoln Snacks,
                                                                                      J.B. Williams Co., Inc.
                                                                                      (personal care
                                                                                      products) and Seix
                                                                                      Fund, Inc. Seix Fund,
                                                                                      Inc. is a registered
                                                                                      investment company
                                                                                      that is advised by Seix
                                                                                      Investment Advisors
                                                                                      Inc. Seix Investment
                                                                                      Advisors Inc.'s
                                                                                      Chairman, CEO, and
                                                                                      Chief Investment
                                                                                      Officer is married to
                                                                                      Robert Dow, the
                                                                                      Fund's Chairman and
                                                                                      President and
                                                                                      Managing General
                                                                                      Partner of Lord
                                                                                      Abbett.

Thomas J. Neff              Director since 1983         Chairman of Spencer           Currently serves as
Spencer Stuart, U.S.                                    Stuart U.S., an executive     director of Ace, Ltd.
277 Park Avenue                                         search consulting firm        and Exult, Inc.
New York, New York                                      (since 1976).
Date of Birth: 10/2/1937

None of the officers listed below have received compensation from the Company. All the officers of the Company may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, New Jersey 07302.


NAME AND                    CURRENT POSITION            LENGTH OF SERVICE             PRINCIPAL OCCUPATION
(DATE OF BIRTH)             WITH COMPANY                OF CURRENT POSITION           DURING PAST FIVE YEARS
Edward von der Linde        Executive Vice              Elected in 1995               Partner and Investment
(6/12/1960)                 President                                                 Manager, joined Lord
                                                                                      Abbett in 1988.

Eileen K. Banko             Vice President              Elected in 1999               Equity Analyst, joined
(11/3/1967)                                                                           Lord Abbett in 1990.

Joan A. Binstock            Vice President              Elected in 1999               Partner and Chief
(3/4/1954)                                                                            Operations Officer, joined
                                                                                      Lord Abbett in 1999, prior
                                                                                      thereto Chief Operating
                                                                                      Officer of Morgan Grenfell.

David G. Builder            Vice President              Elected in 1998               Equity Analyst, joined
(1/4/1954)                                                                            Lord Abbett in 1998,
                                                                                      formerly Equity Analyst at
                                                                                      Bear Stearns.

Daniel E. Carper            Vice President              Elected in 1987               Partner, joined Lord Abbett
(1/22/1952)                                                                           in 1979.

Howard E. Hansen            Vice President              Elected in 1998               Investment Manager, joined
(10/13/1961)                                                                          Lord Abbett in 1994.

Paul A. Hilstad             Vice President              Elected in 1995               Partner and General
(12/13/1942)                and Secretary                                             Counsel, joined Lord
                                                                                      Abbett in 1995.

Lawrence H. Kaplan          Vice President and          Elected in 1998               Partner and Deputy
(1/16/1957)                 Assistant Secretary                                       General Counsel,
                                                                                      joined Lord Abbett in 1997,
                                                                                      prior thereto Vice President
                                                                                      and Chief Counsel of
                                                                                      Salomon Brothers
                                                                                      Asset Management Inc.

Robert G. Morris            Vice President              Elected in 1995               Partner and Director of
(11/06/1944)                                                                          Equity Investments, joined
                                                                                      Lord Abbett in 1991.

A. Edward Oberhaus, III     Vice President              Elected in 1998               Manager of Equity Trading,
(12/21/1959)                                                                          joined Lord Abbett in 1983.

Tracie E. Richter           Vice President              Elected in 1999               Director of Operations and
(1/12/1968)                                                                           Fund Accounting, joined
                                                                                      Lord Abbett in 1999, formerly
                                                                                      Vice President - Head of Fund
                                                                                      Administration of Morgan
                                                                                      Grenfell from 1998 to 1999, prior thereto
                                                                                      Vice President of Bankers Trust.

NAME AND                    CURRENT POSITION            LENGTH OF SERVICE             PRINCIPAL OCCUPATION
(DATE OF BIRTH)             WITH COMPANY                OF CURRENT POSITION           DURING PAST FIVE YEARS
Christina T. Simmons        Vice President and          Elected in 2001               Assistant General Counsel,
(11/12/1957)                Assistant Secretary                                       joined Lord Abbett in 1999,
                                                                                      formerly Assistant General Counsel of
                                                                                      Prudential Investments from 1998 to 1999,
                                                                                      prior thereto Counsel of Drinker, Biddle &
                                                                                      Reath LLP, a law firm.

Francie W. Tai              Treasurer                   Elected in 2001               Director of Fund
(6/11/1965)                                                                           Administration, joined Lord
                                                                                      Abbett in 2000, formerly Manager of Goldman
                                                                                      Sachs from 1997 to 2000, prior thereto
                                                                                      Assistant Vice President of Bankers Trust.

Please call 1-888-522-2388 for a copy of the Statement of Additional Information
(SAI) which contains further information about the Funds' Directors. It is available free upon request.

INDEPENDENT AUDITORS' REPORT

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS
LORD ABBETT MID-CAP VALUE FUND, INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Lord Abbett Mid-Cap Value Fund, Inc. (the "Fund") as of December 31, 2001, and the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Mid-Cap Value Fund, Inc., as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

NEW YORK, NEW YORK
FEBRUARY 25, 2002

                               LORD ABBETT [LOGO]



  This report when not used for the general information of shareholders of the
           Fund, is to be distributed only if preceded or accompanied by a current Fund Prospectus.

               Lord Abbett Mutual Fund shares are distributed by:
                           LORD ABBETT DISTRIBUTOR LLC
              90 Hudson Street - Jersey City, New Jersey 07302-3973



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                LORD ABBETT MID-CAP VALUE FUND, INC.


                                                                   LAMCVF-2-1201
                                                                          (2/02)